UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 20, 2017 (November 16, 2017)

Caesars Entertainment Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-10410	62-1411755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Caesars Palace Drive, Las Vegas, Nevada 89109

(Address of Principal Executive Offices)(Zip Code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01	– Entry into a Material Definitive Agreement

On November 16, 2017, Caesars Entertainment Corporation (the “Company”) entered into that certain Unit Purchase Agreement with Centaur Holdings, LLC (“Centaur”), the Persons listed on Schedule 1 thereo (“Sellers”) and Clairvest GP Manageco Inc., as Sellers Representative (the “Purchase Agreement”).

Upon the terms and subject to the conditions set forth in the Purchase Agreement, the Company will purchase from the Sellers all of the outstanding interests in Centaur for a purchase price of $1.7 billion. The closing of the transactions contemplated by the Purchase Agreement are subject to customary closing conditions, including the receipt of regulatory approvals. The transaction is expected to close in the first half of 2018.

The Purchase Agreement contains customary representations, warranties and covenants by the Company, Centaur and the Sellers.    The representations and warranties in the Purchase Agreement were made solely for the benefit of the other parties to the Purchase Agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in the Purchase Agreement by disclosures that were made to the other parties in connection with the negotiation of the Purchase Agreement; (iii) may apply contractual standards of “materiality” or “Material Adverse Effect” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the Purchase Agreement or such other date or dates as may be specified in the Purchase Agreement. Accordingly, you should not rely on the representations and warranties in the Purchase Agreement as characterizations of the actual state of facts about the Company, Centaur or the Sellers.

On November 16, 2017, the Company issued a press release announcing the transaction. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release, dated November 16, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date: November 20, 2017	By:	/s/ Scott E. Wiegand
	Name:	Scott E. Wiegand
	Title:	Senior Vice President, Deputy General Counsel and Corporate Secretary